Exhibit 4.1

IPE

iPic Entertainment Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CLASS A COMMON STOCK

CUSIP 46263D 10 6

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

SPECIMEN

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF

CERTIFICATE OF STOCK

iPic Entertainment Inc.

transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile signatures of the Corporation's duly authorized officers.

Dated:

CHIEF FINANCIAL OFFICER

CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, NY)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	—	as tenants in common
TEN ENT	—	as tenants by the entireties	UNIF GIFT MIN ACT —	__________ Custodian __________
JT TEN	—	as joint tenants with rights of survivorship and not as tenants in common		(Cust) (Minor) under Uniform Gifts to Minors Act _________________________
(State)
			UNIF TRF MIN ACT —	__________ Custodian __________
(Cust) (Minor) under Uniform Transfers to Minors
Act _________________________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________________ hereby sell(s), assign(s), and transfer(s) unto

(PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE)

(PLEASE PRINT NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________________ Shares of the Class A Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

________________________________________________________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:

X

X
NOTICE:	The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

The signature(s) must be guaranteed by an eligible institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature medallion program), pursuant to S.E.C. Rule 17Ad-15.